EXHIBIT 99.3

Financial Statements of

Northern Zinc LLC

December 31, 2014 and September 30, 2015

NORTHERN ZINC LLC

September 30, 2015

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Northern Zinc, LLC

We have audited the accompanying balance sheet of Northern Zinc, LLC as of December 31, 2014, and the related statements of operations, members’ equity, and cash flows for the period from inception on July 9, 2014 through December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northern Zinc, LLC as of December 31, 2014, and the results of its operations and cash flows from inception on July 9, 2014 through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

HJ & Associates, LLC
Salt Lake City, Utah
January 19 , 201 6

3

NORTHERN ZINC LLC

BALANCE SHEETS

(In thousands)

	December 31, 2014	September 30, 2015
		(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$-	$-
Deposit on acquisition	500	500
Total current assets	500	500
TOTAL ASSETS	$500	$500

LIABILITIES AND MEMBERS’ CAPITAL
CURRENT LIABIILITIES:
Accounts Payable	$-	$-
Total current liabilities	-	-
TOTAL LIABILITIES	-	-

COMMITMENTS AND CONTINGENCIES (Note 5)

MEMBERS’ CAPITAL
Members’ capital contributions	500	500
Total members’ capital	500	500
TOTAL LIABILITIES AND MEMBERS’ CAPITAL	$500	$500

See notes to financial statements.

4

NORTHERN ZINC LLC

STATEMENTS OF OPERATIONS

(In thousands)

	July 9, 2014 (inception) through December 31,	From Inception on July 9, 2014 through September 30,	For the nine months ended September 30,
	2014	2014	2015
		(unaudited)	(unaudited)
OPERTATING EXPENSES
Operating costs	$-	$-	$-
Total operating expenses	-	-	-

NON-OPERATING INCOME (EXPENSES)
Other income (expense)	-	-	-
Total non-operating income (expenses)	-	-	-

NET INCOME (LOSS)	$-	$-	$-

See notes to financial statements.

5

NORTHERN ZINC LLC

STATEMENTS OF MEMBERS’ CAPITAL

(In thousands)

	Members’ Contributions	Total Members’ Capital

BALANCE AT JULY 9, 2014 (inception)	$-	$-

Members’ contributions	500	500
Net income (loss)	-	-

BALANCE AT DECEMBER 31, 2014	500	500

Net income (loss) (unaudited)	-	-

BALANCE AT SEPTEMBER 30, 2015 (unaudited)	$500	$500

See notes to financial statements.

6

NORTHERN ZINC LLC

STATEMENTS OF CASH FLOWS

(in thousands)

	July 9, 2014 (inception) through December 31,	From Inception on July 9, 2014 through September 30,	For the nine months ended September 30,
	2014	2014	2015
		(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$-	$-	$-

Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	-	-	-
Net cash provided by (used in) operating activities	-	-	-
CASH FLOWS FROM INVESTING ACTIVITIES
Deposit on acquisition	(500)	(250)	-
Net cash used by investing activities	(500)	(250)	-
CASH FLOWS FROM FINANCING ACTIVITIES
Member capital contributions	500	250	-
Net cash provided by financing activities	$500	$250	$-

NET INCREASE (DECREASE) IN CASH	$-	$-	$-
CASH - Beginning of year	$-	$-	$-
CASH - End of period	$-	$-	$-

See notes to financial statements.

7

NORTHERN ZINC LLC

NOTES TO FINANCIAL STATEMENTS

AS OF JULY 9, 2014 (INCEPTION) AND AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2014 AND FOR THE UNAUDITED NINE MONTHS ENDED SEPTEMBER 30, 2015

(In thousands)

1.	ORGANIZATION AND NATURE OF BUSINESS

Northern Zinc LLC (the “Company”), a Nevada limited liability company, was formed on July 9, 2014. From its inception until November 2, 2015, the Company was a wholly owned subsidiary of the Aviano Financial Group LLC( “Aviano” ), a Delaware limited liability company, and was formed for the purpose of acquiring the Balmat zinc mine and processing assets from HudBay Minerals Inc. (HudBay), a Canadian corporation whose primary activity is base metals production.

Effective November 2, 2015 (the “closing date”) Star Mountain Resources, Inc., a Nevada corporation (“Star Mountain”) acquired a 100% interest in the Company pursuant to an October 13, 2015 purchase agreement amongst Star Mountain, the Company and the Company’s sole member Aviano (the “Northern Zinc Purchase Agreement”). On the closing date the Company acquired 100% of the issued and outstanding common stock of Balmat Holding Corporation (“Balmat”), a company incorporated under the laws of the State of Delaware, and its wholly owned subsidiary, St. Lawrence Zinc Company, LLC (“SLZ”), a company incorporated under the laws of the State of Delaware, pursuant to a second October 13, 2015 purchase agreement amongst Star Mountain, the Company, HudBay, Balmat and SLZ (the “Balmat Purchase Agreement”). SLZ, in-turn, owns the Balmat zinc mine and processing assets located in upper New York State.

Unaudited Interim Financial Statements – The accompanying interim Statements of Operations and Statements of Cash Flows for the nine months ended September 30, 2015 and period ended July 9, 2014 (inception) through September 30, 2014, and the related interim information contained within the Notes to the Financial Statements are unaudited. In our opinion, the unaudited interim Financial Statements have been prepared on the same basis as the audited Financial Statements and include all adjustments necessary for fair presentation. All adjustments made to the unaudited interim Financial Statements are of a normal and recurring nature. The results of the interim period, the nine months ended September 30, 2015, presented here are not necessarily indicative of the results for the full year ending December 31, 2015.

2.	BASIS OF PRESENTATION

These financial statements have been prepared in accordance with U.S. Generally Accepted Accounting Principles (“US GAAP”) and are inclusive of the accounts of Northern Zinc LLC. All numbers in the financial statements are presented in U.S. dollars and in thousands, unless otherwise denoted.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed at least annually and, as adjustments become necessary, they are reported in earnings in the period in which they became known. Actual results could differ from those estimates.

Acquisition Advances

The Company at times advanced monies to HudBay for the purpose of maintaining its exclusive purchase option to acquire the Balmat zinc mine and processing assets while working to close the acquisition. The classification of these advances as current assets reflects management’s judgement that the acquisition would close within 12 months of making such advances.

Fair Value of Financial Instruments

Due to their short maturities, the carrying amounts of acquisition advances are deemed to approximate their fair values.

8

Fair Value Measurements

The Financial Accounting Standards Board (FASB) guidance requires additional disclosures about the Company’s financial assets and liabilities that are measured at fair value. U.S. GAAP defines fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and establishes a fair-value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

●	Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 — Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

●	Level 3 — Prices or valuation techniques requiring inputs that are both significant to the fair-value measurement and unobservable.

4.	OTHER CURRENT ASSETS

The Company at times advanced monies to HudBay for the purpose of maintaining its exclusive purchase option to acquire the Balmat zinc mine and processing assets while working to close the acquisition. These advances, while not refundable to the Company, are recoupable by the Company against the final purchase price on the closing of the acquisition.

5.	COMMITMENTS AND CONTINGENCIES

On July 7, 2014, the Company entered into a letter of intent with HudBay for the purchase of all of the issued and outstanding shares of the Balmat Holding Corporation (“Balmat Holdings”), a company incorporated under the laws of the State of Delaware, and its wholly owned subsidiary, the St. Lawrence Zinc Company LLC (“SLZ”), a company incorporated under the laws of the State of Delaware. This transaction subsequently closed on November 2, 2015 when Star Mountain Resources, Inc., a Nevada corporation (“Star Mountain”), acquired Northern Zinc concurrently with Northern Zinc’s acquisition of Balmat Holdings and SLZ. With the completion of this transaction, Balmat Holdings became a wholly subsidiary of Northern Zinc and Northern Zinc became a wholly owned subsidiary of Star Mountain.

6.	LITIGATION

In the opinion of management, there are no legal or regulatory reviews or audits pending against the Company that are likely to have a material adverse effect on its financial position, results of operations or cash flows.

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through January 19 , 2016, noting no events that require consideration in the 2014 financial statements. For the unaudited, interim period in 2015, the Company has evaluated subsequent events through January 19 , 2016, and noted the following:

Effective November 2, 2015 (the “closing date”) Star Mountain Resources, Inc., a Nevada corporation (“Star Mountain”) acquired a 100% interest in the Company pursuant to an October 13, 2015 purchase agreement amongst Star Mountain, the Company and the Company’s sole member Aviano (the “Northern Zinc Purchase Agreement”). On the closing date the Company acquired 100% of the issued and outstanding common stock of Balmat Holding Corporation (“Balmat”), a company incorporated under the laws of the State of Delaware, and its wholly owned subsidiary, St. Lawrence Zinc Company, LLC (“SLZ”), a company incorporated under the laws of the State of Delaware, pursuant to a second October 13, 2015 purchase agreement amongst Star Mountain, the Company, HudBay, Balmat and SLZ (the “Balmat Purchase Agreement”). SLZ, in-turn, owns the Balmat zinc mine and processing assets located in upper New York State.

With the November 2, 2015 acquisition of the Company by Star Mountain, Star Mountain acquired all of the members’ capital interest in the Company in exchange for 10,000 shares of Star Mountain’s unregistered common stock and the issuance of promissory notes totaling $1,390.

9